Exhibit 10.7

SPONSOR WARRANTS PURCHASE AGREEMENT

THIS SPONSOR WARRANTS PURCHASE AGREEMENT, dated as of August 9, 2011 (as it may from time to time be amended and including all exhibits referenced herein, this “Agreement”), is entered into by and between HBC Investors LP, a Texas limited partnership (the “Sponsor”), and HBC Acquisition Corp., a Delaware corporation (the “Company”).

WHEREAS, the Company intends to consummate a public offering of the Company’s units (the “Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $11.50 per Share; and

WHEREAS, the Sponsor has agreed to purchase an aggregate of 4,666,667 warrants (the “Sponsor Warrants”), each Sponsor Warrant entitling the holder to purchase one Share at an exercise price of $11.50 per Share.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1.              Authorization, Purchase and Sale; Terms of the Sponsor Warrants.

A.            Authorization of the Sponsor Warrants.  The Company has duly authorized the issuance and sale of the Sponsor Warrants to the Sponsor.

B.            Purchase and Sale of the Sponsor Warrants.  Immediately prior to the consummation of the Public Offering, or on such earlier time and date as may be mutually agreed by the Sponsor and the Company (the “Closing Date”), the Company shall issue and sell to the Sponsor, and the Sponsor shall purchase from the Company, the Sponsor Warrants at a price of $0.75 per warrant for an aggregate purchase price of $3,500,000 (the “Purchase Price”), which shall be paid by wire transfer of immediately available funds to the Company in accordance with the Company’s wiring instructions.  On the Closing Date, upon the payment by the Sponsor of the Purchase Price by wire transfer of immediately available funds to the Company, the Company shall deliver a certificate evidencing the Sponsor Warrants duly registered in the Sponsor’s name to the Sponsor.

C.            Terms of the Sponsor Warrants.

(i)            Each Sponsor Warrant shall have the terms set forth in a Warrant Agreement to be entered into by the Company and a warrant agent in connection with the Public Offering (a “Warrant Agreement”), as described in the Company’s Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.

(ii)           At the time of the closing of the Public Offering, the Company and the Sponsor shall enter into a registration rights agreement (the “Registration Rights Agreement”),

pursuant to which the Company will grant certain registration rights to the Sponsor relating to the Sponsor Warrants and the Shares underlying the Sponsor Warrants.

Section 2.              Representations and Warranties of the Company.

As a material inducement to the Sponsor to enter into this Agreement and purchase the Sponsor Warrants, the Company hereby represents and warrants to the Sponsor (which representations and warranties shall survive the Closing Date) that:

A.            Organization and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company.  The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B.            Authorization; No Breach.

(i)            The execution, delivery and performance of this Agreement and the Sponsor Warrants have been duly authorized by the Company as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.  Upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Sponsor Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Date.

(ii)           The execution and delivery by the Company of this Agreement and the Sponsor Warrants, the issuance and sale of the Sponsor Warrants, the issuance of the Shares of common stock upon exercise of the Sponsor Warrants and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not, and will not as of the Closing Date, (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the certificate of incorporation of the Company or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C.            Title to Securities.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Shares issuable upon exercise of the Sponsor Warrants will be duly and validly issued, fully paid and nonassessable.  Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Sponsor will have good title to the Sponsor Warrants and the Shares issuable upon exercise of the Sponsor Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Sponsor.

D.            Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3.              Representations and Warranties of the Sponsor.

As a material inducement to the Company to enter into this Agreement and issue and sell the Sponsor Warrants to the Sponsor, the Sponsor hereby represents and warrants to the Company (which representations and warranties shall survive the Closing Date) that:

A.            Organization and Requisite Authority.  The Sponsor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Sponsor possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B.            Authorization; No Breach.

(i)            This Agreement constitutes a valid and binding obligation of the Sponsor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii)           The execution and delivery by the Sponsor of this Agreement and the fulfillment of and compliance with the terms hereof by the Sponsor does not, and will not as of the Closing Date conflict with or result in a breach of the terms, conditions or provisions of the organizational documents of the Sponsor or any other agreement, instrument, order, judgment or decree to which the Sponsor is subject.

C.            Investment Representations.

(i)            The Sponsor is acquiring the Sponsor Warrants and, upon exercise of the Sponsor Warrants, the Shares issuable upon such exercise (collectively, the “Securities”), for its own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii)           The Sponsor is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii)          The Sponsor understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Sponsor’s compliance with, the representations and warranties of the

Sponsor set forth herein in order to determine the availability of such exemptions and the eligibility of the Sponsor to acquire such Securities.

(iv)          The Sponsor did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v)           The Sponsor has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Sponsor. The Sponsor has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Sponsor understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi)          The Sponsor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Sponsor nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii)         The Sponsor understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Sponsor understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.

(viii)        The Sponsor has such knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time.  The Sponsor has adequate means of providing for it or his/her current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Sponsor can afford a complete loss of its or his investment in the Securities.

Section 4.              Conditions of the Sponsor’s Obligations.

The obligation of the Sponsor to purchase and pay for the Sponsor Warrants is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A.            Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of the Closing Date as though then made.

B.            Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

C.            No Injunction.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D.            Warrant Agreement.  The Company shall have entered into a Warrant Agreement with a warrant agent on terms satisfactory to the Company and the Sponsor.

Section 5.              Conditions of the Company’s Obligations.

The obligations of the Company to the Sponsor under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A.            Representations and Warranties.  The representations and warranties of the Sponsor contained in Section 3 shall be true and correct at and as of the Closing Date as though then made.

B.            Performance.  The Sponsor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Sponsor on or before the Closing Date.

C.            Corporate Consents.  The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the Warrant Agreement and the issuance and sale of the Sponsor Warrants hereunder.

D.            No Injunction.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

E.             Warrant Agreement.  The Company shall have entered into a Warrant Agreement with a warrant agent on terms satisfactory to the Company.

Section 6.              Termination.

This Agreement may be terminated at any time after December 31, 2011 upon the election by either the Company or the Sponsor upon written notice to the other party if the closing of the Public Offering does not occur prior to such date.

Section 7.              Survival of Representations and Warranties.

All of the representations and warranties contained herein shall survive the Closing Date.

Section 8.              Definitions.

Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the Registration Statement.

Section 9.              Miscellaneous.

A.            Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto, whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Sponsor to affiliates thereof.

B.            Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C.            Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D.            Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E.             Governing Law.  This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the internal laws of the State of Delaware.

F.             Amendments.  This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

HBC ACQUISITION CORP.

By:	/s/ Peter S. Brodsky
Name:	Peter S. Brodsky
Title:	Co-Chief Executive Officer

SPONSOR:

HBC INVESTORS LP

By:	HBC INVESTORS GP LLC,
its general partner

	By:	/s/ Peter S. Brodsky
	Name:	Peter S. Brodsky
	Title:	Manager

Signature Page to Sponsor Warrants Purchase Agreement